EXHIBIT 32

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (A)

AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Azenta, Inc., a Delaware corporation (the “Company”), does hereby certify that:

(1) The Annual Report on Form 10-K for the year ended September 30, 2024 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Annual Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JOHN MAROTTA
John Marotta
President and Chief Executive Officer
(Principal Executive Officer)

Dated: November 26, 2024

/s/ HERMAN CUETO
Herman Cueto
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

Dated: November 26, 2024

A signed original of this written statement required by Section 906 has been provided to Azenta, Inc. and will be retained by Azenta, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.